UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 19, 2000

'

Greenwich Capital Acceptance, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-90547	06-1199884
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road Greenwich, CT (Address of Principal Executive Offices)	06830 (Zip Code)

Registrant's telephone number, including area code:     (203) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

This current report on Form 8-K relates to the scheduled monthly distribution made on  June 19, 2000 to the holders of Greenwich Capital Acceptance Inc., Resecuritization Mortgage Trust Certificates, Series 2000-A. The Trustee has caused to be filed with the Commission, the related Monthly Report dated  June 19, 2000. The Monthly Distribution Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. 99.1

Monthly Distribution Report dated:  June 19, 2000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.

By:  JPMorgan Chase Bank, as  Trustee  under the Trust Agreement for:

GREENWICH CAPITAL ACCEPTANCE, INC.

RESECURITIZATION MORTGAGE TRUST CERTIFICATES

SERIES 2000-A

By:

/s/ Keith Richardson

Name:

Keith Richardson

Title:

Vice President

Dated:  September 21, 2004

Index to Exhibits

Exhibit No. 99.1

Monthly Distribution Report dated:  June 19, 2000